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                                                                  EXHIBIT 99.1


                               October 16, 2001

dj Orthopedics, Inc.
2985 Scott Street
Vista, California 92083


                       CONSENT TO REFERENCE IN PROSPECTUS


         In connection with the registration statement on Form S-1 filed by dj Orthopedics, Inc. (the "CORPORATION"), I hereby consent to the reference to me in the prospectus included in such registration statement as a future member of the Board of Directors of the Corporation.


                                            Very truly yours,

                                            /s/ Damion E. Wicker
                                            ------------------------------------
                                            Damion E. Wicker